UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 14, 2014

VENTAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

On February 14, 2014, Ventas, Inc. (the “Company”) issued a press release announcing its results of operations for the quarter and year ended December 31, 2013.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

Item 8.01.          Other Events.

On February 14, 2014, the Company also announced that its Board of Directors declared a regular quarterly dividend of $0.725 per share, payable in cash on March 28, 2014 to stockholders of record on March 7, 2014.

Item 9.01.          Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

       Not applicable.

(b)  Pro Forma Financial Information.

       Not applicable.

(c)  Shell Company Transactions.

       Not applicable.

(d)       Exhibits:

Exhibit Number	Description
99.1	Press release issued by the Company on February 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date:	February 14, 2014	By:	/s/ Kristen M. Benson
Kristen M. Benson
Vice President, Associate General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by the Company on February 14, 2014.